UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1 to
CURRENT REPORT
Date of Report (Date of Earliest Event Reported): October 1, 2009
of
ARRIS GROUP, INC.
A Delaware Corporation
IRS Employer Identification No. 58-2588724
Commission File Number 000-31254
3871 Lakefield Drive
Suwanee, Georgia 30024
(678) 423-2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Item 2.01. Completion of Acquisition or Disposition of Assets.
This Form 8-K/A amends the Current Report on Form 8-K of ARRIS Group, Inc., filed on October 2, 2009, regarding the acquisition of substantially all of the assets of Digeo, Inc. The sole purpose of this amendment is to provide the financial statements and pro forma information required by Item 9.01, which were excluded from the original filing in reliance on paragraph (a)(4) of Item 9.01 of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
The audited consolidated financial statements of Digeo, Inc. as of and for the year ended December 31, 2008 are filed hereto as Exhibit 99.1.
The unaudited condensed consolidated financial statements of Digeo, Inc. as of and for the six months ended June 30, 2009 are filed hereto as Exhibit 99.2.
     (b) Pro Forma Financial Information.
The required unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2009 and for the year ended December 31, 2008 are filed hereto as Exhibit 99.3.
     (c) Exhibits.

Exhibit 23.1	Consent of Deloitte & Touche LLP, independent auditors for Digeo, Inc.

Exhibit 99.1	Audited consolidated financial statements of Digeo, Inc. as of and for the year ended December 31, 2008

Exhibit 99.2	Unaudited condensed consolidated financial statements of Digeo, Inc. as of and for the six months ended June 30, 2009

Exhibit 99.3	Unaudited pro forma condensed combined statements of operations of ARRIS Group, Inc. and Digeo, Inc. for the six months ended June 30, 2009 and year ended December 31, 2008 and unaudited pro forma condensed combined balance sheet of ARRIS Group, Inc. and Digeo, Inc. as of June 30, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.
By:	/s/ David B Potts
David B. Potts
Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Chief Information Officer

Dated: December 4, 2009

EXHIBIT INDEX

Exhibit
No.	Description

23.1	Consent of Deloitte & Touche LLP, independent auditors for Digeo, Inc.

99.1	Audited consolidated financial statements of Digeo, Inc. as of and for the year ended December 31, 2008

99.2	Unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2009

99.3	Unaudited pro forma condensed combined statements of operations of ARRIS Group, Inc. and Digeo, Inc. for the six months ended June 30, 2009 and for the year ended December 31, 2008 and unaudited pro forma condensed combined balance sheet of ARRIS Group, Inc. and Digeo, Inc. as of June 30, 2009